                                                                EXHIBIT 10.17(b)


                               SECOND AMENDMENT

                                      TO

                   AMENDED AND RESTATED FINANCING AGREEMENT


      Second Amendment, dated as of January 29, 1999 to the Amended and Restated Financing Agreement, dated as of June 18, 1998, as amended through the date hereof (the "Financing Agreement"), by and among Norton McNaughton, Inc., a Delaware corporation (the "Company"), Norton McNaughton of Squire, Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware corporation ("Miss Erika"), Jeri-Jo Knitwear, Inc., a Delaware corporation formerly known as JJ Acquisition Corp. ("Jeri-Jo" and together with Squire and Miss Erika, each a "Borrower" and collectively, the "Borrowers"), the lenders party thereto (each a "Lender" and collectively the "Lenders"), NationsBanc Commercial Corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), The CIT Group/Commercial Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Fleet Bank NA, as documentation agent for the Lenders (in such capacity, the "Documentation Agent" and together with the Collateral Agent and the Administrative Agent, each an "Agent" and collectively, the "Agents").

     The Company, the Borrowers, the Required Lenders and the Agents desire to amend certain terms and conditions in the Financing Agreement as hereafter set forth.

     In addition, the Company and the Borrowers have advised the Agents that it is intended that McNaughton Apparel Group Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Group") be merged into the Company, whereby the Company will be the surviving corporation and the Company shall change its name to "McNaughton Apparel Group Inc." (the "Merger"). The Company and the Borrowers have requested that the Required Lenders waive any Event of Default under the Financing Agreement by reason of the occurrence of such Merger and consent to such Merger and the Required Lenders are willing to waive such Event of Default and consent to such Merger on the terms and conditions herein.

     Accordingly, the Company, the Borrowers, the Agents and the Required Lenders hereby agree as follows:

     1.   Definitions. All capitalized terms used herein and not otherwise
          -----------
defined herein are used herein as defined in the Financing Agreement.

     2.   Financial Covenants.
          -------------------

          (a)   Net Worth. Section 7.02(p)(i) of the Financing Agreement is
                ---------
hereby amended by deleting the amount corresponding to the Fiscal Quarter ending October 31, 1998 and substituting in lieu thereof $41,000,000.

          (b)   Fixed Charge Coverage Ratio. Section 7.02(p)(iv) of the
                --------------------------
Financing Agreement is hereby amended by deleting the ratio corresponding to the Fiscal Quarter ending October 31, 1998 and substituting in lieu thereof .90:1.0.

      3.  Schedule 6.01(g). Schedule 6.01(g) to the Financing Agreement is
          ----------------
hereby amended to include the items described on Annex A hereto.

     4.   Waiver and Consent.
          ------------------

          (a) Pursuant to Section 12.03 of the Financing Agreement and in reliance on the representations and warranties set forth in Section 5 below, the Required Lenders hereby waive any Event of Default that would otherwise arise under Section 10.01 (c) of the Financing Agreement from any non-compliance by the Company with the provisions of Section 7.02(d)(i) of the Financing Agreement by reason of the Merger. The Company and the Borrowers have represented to the Agents and the Required Lenders that the sole reason for the Merger is to effect the name change of the Company to "McNaughton Apparel Group Inc." This Waiver and Consent is conditioned on such representation being true and correct.

          (b) This Waiver and Consent shall be effective only in this specific instance and does not allow any other or further departure from the terms of the Financing Agreement or the other Loan Documents, which terms shall constitute in full force and effect. This Waiver and Consent shall also be conditioned on that all documents necessary to effect the Merger will be filed and that such documents (or copies thereof) be delivered to the Administrative Agent.

     5.   Conditions to Effectiveness. This Amendment shall be effective as of
          ---------------------------
October 31, 1998 (the "Amendment Effective Date"), provided that the following conditions subsequent shall have been satisfied in full:

               (i) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date and the date hereof as though made on and as of each of such dates (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred an be continuing on the Amendment Effective Date or on the date hereof, or result from this Amendment becoming effective in accordance with its terms.

               (ii) The Agents shall have received counterparts of this Amendment which bear the signatures of the Company, the Borrowers and each of the Required Lenders.

                    (iii) The Administrative Agent shall have received a certified copy of the Certificate of Merger, filed with the Secretary of State of the State of Delaware to effect the Merger.

                    (iv) All legal matters incident to this Amendment shall be satisfactory to the Agents and their counsel.

          6.   Representations and Warranties. Each of the Company and the
               ------------------------------
Borrowers represents and warrants to the Lenders as follows:

               (a) The Company and each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, all other documents executed by it in connection with this Amendment, and to perform the Financing Agreement, as amended hereby.

               (b) The execution, delivery and performance by the Company and the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under the Company's or any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to the Company's or any Borrower's property.

               (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby.

               (d) This Amendment and the Financing Agreement, as amended hereby, and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

               (e) The representations and warranties contained in Article VI of the Financing Agreement are true and correct on and as of the Amendment Effective Date and as of the date hereof as though made on and as of the Amendment Effective Date and the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default, has occurred and is continuing on and as of the Amendment Effective Date or on the date hereof.

          7.   Continued Effectiveness of Financing Agreement. Each of the
               ----------------------------------------------
Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

          8.   Miscellaneous.
               -------------

               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

               (d) The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.

                                    ANNEX A
                                    -------

                                 Amendment to
                               Schedule 6.01(g)

     Norton McNaughton, Inc. (the "Company") and Norton McNaughton of Squire, Inc. ("Squire"), are parties to a lawsuit filed in New York Supreme Court, New York County, by Railroad Enterprises, Inc. and Cutting Edge Services, Inc., Squire's distribution and cutting contractors, respectively, alleging breach of and related claims. Norton and Squire do not believe that is any merit to this action and will vigorously defend this proceeding.

     Norton is a party to lawsuits filed in New York Supreme Court, New York County, by Arch Trading, Inc., and Hyunjin Honduras alleging breach of contract. Norton does not believe that there is any merit to these actions and will vigorously defend these proceedings.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        NORTON MCNAUGHTON, INC.


                                        By: /s/ Amanda Bokman
                                           -----------------------------------
                                        Title: VP, CFO, Secretary & Treasurer
                                              --------------------------------


                                        NORTON MCNAUGHTON OF SQUIRE, INC.


                                        By: /s/ Amanda Bokman
                                           -----------------------------------
                                        Title: VP, CFO, Secretary & Treasurer
                                              --------------------------------

                                        MISS ERIKA, INC.


                                        By: /s/ Amanda Bokman
                                           -----------------------------------
                                        Title: VP, CFO, Secretary & Treasurer
                                              --------------------------------


                                        JERI-JO KNITWEAR, INC.


                                        By: /s/ Amanda Bokman
                                           -----------------------------------
                                        Title: VP, CFO, Secretary & Treasurer
                                              --------------------------------


                                        AGENTS AND LENDERS
                                        ------------------

                                        THE CITY GROUP/COMMERCIAL SERVICES,
                                         INC., as Administrative Agent

                                        By:___________________________________
                                        Title:________________________________


                                        NATIONSBANC COMMERCIAL
                                         CORPORATION, as Collateral Agent


                                        By:___________________________________
                                        Title:________________________________

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        NORTON MCNAUGHTON, INC.


                                        By:__________________________________
                                        Title:_______________________________


                                        NORTON MCNAUGHTON OF SQUIRE, INC.


                                        By:__________________________________
                                        Title:_______________________________


                                        MISS ERIKA, INC.


                                        By:__________________________________
                                        Title:_______________________________


                                        JERI-JO KNTTWEAR, INC.


                                        By:__________________________________
                                        Title:_______________________________


                                        AGENTS AND LENDERS
                                        ------------------

                                        THE CIT GROUP/COMMERCIAL SERVICES,
                                         INC., as Administrative Agent


                                        By: /s/ Charles Carbone
                                           ----------------------------------
                                        Title: Vice President
                                              -------------------------------


                                        NATIONSBANC COMMERCIAL
                                         CORPORATION, as Collateral Agent


                                        By:__________________________________
                                        Title:_______________________________

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        NORTON MCNAUGHTON, INC.


                                        By:__________________________________
                                        Title:_______________________________


                                        NORTON MCNAUGHTON OF SQUIRE, INC.


                                        By:__________________________________
                                        Title:_______________________________


                                        MISS ERIKA, INC.


                                        By:__________________________________
                                        Title:_______________________________


                                        JERI-JO KNTTWEAR, INC.


                                        By:__________________________________
                                        Title:_______________________________

                                        AGENTS AND LENDERS
                                        ------------------

                                        THE CIT GROUP/COMMERCIAL SERVICES,
                                         INC., as Administrative Agent


                                        By:__________________________________
                                        Title:_______________________________


                                        NATIONSBANC COMMERCIAL
                                         CORPORATION, as Collateral Agent


                                        By: /s/
                                           ----------------------------------
                                        Title:  Senior Vice President
                                              -------------------------------

                                        FLEET BANKNA, as Documentation Agent


                                        By: /s/ Stephen Leavenworth
                                           ----------------------------------
                                        Title: Vice President
                                              -------------------------------


                                        SANWA BUSINESS CREDIT CORPORATION


                                        By:__________________________________
                                        Title:_______________________________


                                        ISRAEL DISCOUNT BANK OF NEW YORK


                                        By:__________________________________
                                        Title:_______________________________


                                        SUNROCK CAPITAL CORP.


                                        By:__________________________________
                                        Title:_______________________________


                                        PNC BANK NATIONAL ASSOCIATION

                                        By:__________________________________
                                        Title:_______________________________


                                        HELLER FINANCIAL CORPORATION


                                        By:__________________________________
                                        Title:_______________________________

                                        FLEET BANK NA, as Documentation Agent


                                        By:__________________________________
                                        Title:_______________________________


                                        [SANWA BUSINESS CREDIT CORPORATION]


                                        By: /s/
                                           ----------------------------------
                                        Title:  VP
                                              _______________________________


                                        [ISRAEL DISCOUNT BANK OF NEW YORK]


                                        By:__________________________________
                                        Title:_______________________________


                                        [SUNROCK CAPITAL CORP.]


                                        By:__________________________________
                                        Title:_______________________________


                                        [PNC BANK, NATIONAL ASSOCIATION]


                                        By:__________________________________
                                        Title:_______________________________


                                        [HELLER FINANCIAL CORPORATION]


                                        By:__________________________________
                                        Title:_______________________________

                                        FLEET BANK NA, as Documentation Agent


                                        By:__________________________________
                                        Title:_______________________________


                                        SANWA BUSINESS CREDIT CORPORATION


                                        By:__________________________________
                                        Title:_______________________________


                                        ISRAEL DISCOUNT BANK OF NEW YORK


                                        By:__________________________________
                                        Title:_______________________________


                                        SUNROCK CAPITAL CORP.


                                        By: /s/
                                           ----------------------------------
                                        Title:  VP
                                              -------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:__________________________________
                                        Title:_______________________________


                                        HELLER FINANCIAL CORPORATION


                                        By:__________________________________
                                        Title:_______________________________

                                        FLEET BANK NA, as Documentation Agent


                                        By:__________________________________
                                        Title:_______________________________


                                        SANWA BUSINESS CREDIT CORPORATION


                                        By:__________________________________
                                        Title:_______________________________


                                        ISRAEL DISCOUNT BANK OF NEW YORK


                                        By:__________________________________
                                        Title:_______________________________


                                        SUNROCK CAPITAL CORP.


                                        By:__________________________________
                                        Title:_______________________________


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ Edmundo Kahn
                                           ----------------------------------
                                        Title:  [ILLEGIBLE TEXT]
                                              -------------------------------


                                        HELLER FINANCIAL CORPORATION


                                        By:__________________________________
                                        Title:_______________________________

                                        FLEET BANK NA, as Documentation Agent


                                        By:__________________________________
                                        Title:_______________________________


                                        SANWA BUSINESS CREDIT CORPORATION


                                        By:__________________________________
                                        Title:_______________________________


                                        ISRAEL DISCOUNT BANK OF NEW YORK


                                        By:__________________________________
                                        Title:_______________________________


                                        SUNROCK CAPITAL CORP.


                                        By:__________________________________
                                        Title:_______________________________


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:__________________________________
                                        Title:_______________________________


                                        HELLER FINANCIAL CORPORATION


                                        By: /s/ Albert J. Forzano
                                           ----------------------------------
                                        Title:  Vice President
                                              -------------------------------